UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2010

The South Financial Group, Inc
(Exact name of registrant as specified in its charter)

South Carolina	0-15083	57-0824914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

102 South Main Street, Greenville, South Carolina	29601
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

5.02 (e)

As previously disclosed in filings with the Securities and Exchange Commission (the “SEC”), The South Financial Group, Inc. (“TSFG”) has entered into Supplemental Executive Retirement Agreements (the “SERPs”) with each of its current executive officers, including all Named Executive Officers (“NEOs”) set forth in its Preliminary Proxy Statement for its 2010 Annual Meeting (filed with the SEC on March 19, 2010).

On March 19, 2010, each of the above-mentioned executive officers entered into letter amendments with TSFG, which froze the accrual of benefits under the existing SERPs as of the effective date referenced in the letter amendment.

This action was taken voluntarily and as an expression of support for TSFG.

Copies of the letter amendments for the NEOs are attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(d)        The following exhibits are being filed herewith:

Exhibit No.       Description

10.1                  Letter Amendments

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SOUTH FINANCIAL GROUP, INC.

March 25, 2010	By: /s/ William P. Crawford, Jr. William P. Crawford, Jr. Executive Vice President and General Counsel